UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
August 9, 2006
AIRGAS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9344	56-0732648

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
259 North Radnor-Chester Road, Suite 100
Radnor, PA 19087-5283

(Address of principal executive offices)
Registrant’s telephone number, including area code: (610) 687-5253

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
Signatures
Airgas, Inc. 2006 Equity Incentive Plan
Form of Stock Option Grant Letter to Employees
Form of Stock Option Grant Letter to Non-Employee Directors
Form of Stock Option Grant Letters to Non-Employee Directors under the 1997 Directors' Stock Option Plan

Item 1.01 Entry into a Material Definitive Agreement
     On August 9, 2006, the stockholders of Airgas, Inc. (the “Company”) approved the 2006 Equity Incentive Plan (the “2006 Plan”) at the 2006 Annual Meeting of Stockholders. The Company’s Board of Directors adopted the 2006 Plan on June 21, 2006, subject to stockholder approval. The purpose of the 2006 Plan is to provide for the granting of equity-based compensation to directors, executives and a broad-based category of employees of the Company. As of August 31, 2006, the effective date of the 2006 Plan, the 2006 Plan will terminate the Company’s existing 1997 Stock Option Plan (“1997 Plan”) and the 1997 Directors’ Stock Option Plan (“Directors’ Plan”). As approved by the Company’s stockholders, 3,200,000 shares of common stock will be available for grant under the 2006 Plan, plus the number, as of August 31, 2006, of shares remaining for issuance under the 1997 Plan and the Directors’ Plan and the shares subject to outstanding options under the 1997 Plan and the Directors’ Plan that terminate, expire or are canceled without having been exercised on or after August 31, 2006. As of August 9, 2006, options to purchase 7,097,873 shares were outstanding and 1,127,262 shares remained available for future grant under the 1997 Plan, and options to purchase 548,500 shares were outstanding and 181,500 shares remained available for future grant under the Directors’ Plan. The actual number of shares that will be available or may become available in the future to be carried over to the 2006 Plan will be based upon the shares remaining available for issuance and the shares subject to outstanding options under the 1997 Plan and the Directors’ Plan on August 31, 2006.
     On August 9, 2006, each non-employee director received a grant of options to acquire 6,500 shares of the Company’s common stock pursuant to the terms of the Company’s Directors’ Plan.
     The description of the 2006 Plan set forth above is qualified in its entirety by reference to the 2006 Plan filed with this report as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits
(a) None
(b) None
(c) None
(d) Exhibits.

10.1†	–	Airgas, Inc. 2006 Equity Incentive Plan

10.2†	–	Form of Stock Option Grant Letter to Employees

10.3†	–	Form of Stock Option Grant Letter to Non-Employee Directors

10.4†	–	Form of Stock Option Grant Letter to Non-Employee Directors under the 1997 Directors’ Stock Option Plan

† Management contract or arrangement

Signatures
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRGAS, INC. (Registrant)
BY:	/s/ Robert M. McLaughlin
Robert M. McLaughlin
Vice President & Controller

DATED: August 15, 2006